UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 9, 2003

MOTHERS WORK, INC.

(Exact name of Registrant as specified in Charter)

Delaware	0-21196	13-3045573
(State or Other Jurisdiction of Incorporation or Organization)	Commission File number	(I.R.S. Employer Identification Number)

456 North 5th Street Philadelphia, PA 19123
(Address of Principal Executive Offices)

(215) 873-2200
(Registrant’s telephone number, including area code)

Item 7.          Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits

Exhibit No.	Description

99.1	Press Release issued by Mothers Work, Inc. on October 9, 2003

Item 12.        Results of Operations and Financial Condition.

On October 9, 2003, Mothers Work, Inc. issued a press release announcing its sales results for the month of September 2003 and for the fourth quarter ended September 30, 2003.  In the release, Mothers Work also updated its earnings guidance for the fourth quarter and for the full year of fiscal 2003.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: October 14, 2003	MOTHERS WORK, INC.

	By:	/s/ Edward M. Krell
Edward M. Krell
Senior Vice President - Chief Financial Officer

TABLE OF EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Press Release issued by Mothers Work, Inc. on October 9, 2003